Exhibit 99.1
FINANCIAL RESULTS 1Q10 April 14, 2010

1Q10 Financial highlights 1Q10 Net income of $3.3B; EPS of $0.74; managed revenue1 of $28.2B Results include the following significant items: $ in millions, excluding EPS Pretax Net Income EPS LOB IB credit cost benefit $462 $286 $0.07 IB Increase to loan loss allowance for purchased credit-impaired portfolio (1,230) (763) (0.19) RFS Card reduction to loan loss allowance 1,000 620 0.16 Card Corporate trading and securities gains 1,021 633 0.16 Corporate Litigation reserves including those for mortgage-related matters (2,293) (1,422) (0.36) Corporate Investment Bank generated strong net income and Fixed Income Markets revenue Ranked #1 in Global Investment Banking Fees Consumer credit trends for Chase portfolios showed improvement in delinquencies Solid results from other businesses, including Asset Management, Commercial Banking and Retail Banking Balance sheet remained very strong: Tier 1 Capital of $131.4B, or 11.5%, and Tier 1 Common2 of R E S U L T S $104.0B, or 9.1% (estimated) 1 See note 1 on slide 18 F I N A N C I A L 2 See note 3 on slide 18 1

1Q10 Managed results1 $ in millions $ O/(U) 1Q10 4Q09 1Q09 Revenue (FTE)1 $28,172 $2,936 $1,250 Credit Costs 7,010 (1,891) (3,050) Expense 16,124 4,120 2,751 Reported Net Income $3,326 $48 $1,185 Net Income Applicable to Common $2,974 $22 $1,455 Reported EPS $0.74 — $0.34 ROE2 8% 8% 5% ROE Net of GW2 12% 11% 7% ROTCE2,3 12% 12% 8% R E S U L T S 1 Revenue is on a fully taxable-equivalent (FTE) basis. See note 1 on slide 18 2 Actual numbers for all periods, not over/under F I N A N C I A L 3 See note 4 on slide 18 2

Investment Bank

$ in millions			
		$ O/(U)	
	1Q10	4Q09	1Q09
Revenue	$8,319	$3,390	($52)
Investment Banking Fees	1,446	(446)	66
Fixed Income Markets	5,464	2,729	575
Equity Markets	1,462	491	(311)
Credit Portfolio	(53)	616	(382)
Credit Costs	(462)	(281)	(1,672)
Expense	4,838	2,552	64
Net Income	$2,471	$570	$865
Key Statistics ($B)[1]			
Overhead Ratio	58%	46%	57%
Comp/Revenue	35%	11%	40%
EOP Loans	$56.6	$49.1	$77.5
Allowance for Loan Losses	$2.6	$3.8	$4.7
NPLs	$2.7	$3.5	$1.8
Net Charge-off Rate[2]	4.83%	5.27%	0.21%
ALL / Loans[2]	4.91%	8.25%	7.04%
ROE[3]	25%	23%	20%
VAR ($mm)[4]	$82	$124	$213
EOP Equity	$40.0	$33.0	$33.0

[1] Actual numbers for all periods, not over/under
[2] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[3] Calculated based on average equity; 1Q10, 4Q09 and 1Q09 average equity was $40B, $33B, and $33B, respectively
[4] Average Trading and Credit Portfolio VAR at 95% confidence interval
[5] See note 1 on slide 18

- Net income of $2.5B on revenue of $8.3B
  - ROE of 25%
- IB fees of $1.4B up 5% YoY
  - Ranked #1 YTD in Global Investment Banking Fees
- Fixed Income Markets revenue of $5.5B up 12% YoY reflecting strong results across most products
- Equity Markets revenue of $1.5B reflecting solid client revenue and strong trading results
- Credit Portfolio loss of $53mm
- Credit costs driven by:
  - Net reserve release due to realized repayments and loan sales
  - Charge-off events previously reserved
- EOP loans increased $8B during 1Q10 and the allowance ratio declined to 4.9%, primarily due to the consolidation of asset-backed commercial paper conduits in accordance with new accounting guidance, effective January 1, 2010[5]
- Expense of $4.8B flat YoY due to lower performance-based compensation, largely offset by increased litigation reserves including those for mortgage-related matters

FINANCIAL RESULTS
3
JPMorgan Chase & Co.

Retail Financial Services — drivers

Retail Banking ($ in billions)

	1Q10	4Q09	1Q09
Key Statistics			
Average Deposits	$333.9	$329.8	$345.8
Deposit Margin	3.02%	3.06%	2.85%
Checking Accts (mm)	25.8	25.7	25.0
# of Branches	5,155	5,154	5,186
# of ATMs	15,549	15,406	14,159
Investment Sales ($mm)	$5,956	$5,851	$4,398
Business Banking Originations	$0.9	$0.7	$0.5
Avg Business Banking Loans	$16.9	$17.2	$18.3

- Average deposits of $333.9B down 3% YoY and up 1% QoQ:
  - YoY decline largely due to the maturation of high rate WaMu CDs
  - Deposit margin expansion YoY reflects disciplined pricing strategy and a portfolio shift to wider spread deposit products
- Branch production statistics:
  - Checking accounts up 3% YoY and flat QoQ
  - Credit card sales down 16% YoY and up 8% QoQ
  - Mortgage originations up 33% YoY and down 4% QoQ
  - Investment sales up 35% YoY and 2% QoQ

Mortgage Banking & Other Consumer Lending ($ in billions)

	1Q10	4Q09	1Q09
Key Statistics			
Mortgage Loan Originations	$31.7	$34.8	$37.7
3rd Party Mortgage Loans Svc'd	$1,075	$1,082	$1,149
Auto Originations	$6.3	$5.9	$5.6
Avg Loans	$77.8	$71.5	$67.5
Auto	$46.9	$45.3	$42.5
Mortgage[1]	$12.5	$10.6	$7.4
Other Consumer Lending	$18.4	$15.6	$17.6

- Total Mortgage Banking & Other Consumer Lending originations of $39.6B:
  - Mortgage loan originations down 16% YoY and 9% QoQ
  - Auto originations up 13% YoY and 7% QoQ:
    - Increase driven by market share gains in Prime segments and new manufacturing relationships
- 3rd party mortgage loans serviced down 6% YoY

Real Estate Portfolios ($ in billions)

	1Q10	4Q09	1Q09
Key Statistics			
ALL / Loans (excl. credit-impaired)	6.76%	6.55%	4.60%
Avg Home Equity Loans Owned[2]	$125.7	$130.0	$141.8
Avg Mortgage Loans Owned[2]	$124.4	$125.7	$141.4

- Average loans declined 12% YoY and 2% QoQ reflecting run-off in the portfolios:
  - Total loans included an increase of $3.6B due primarily to the consolidation of loans in accordance with new accounting guidance[3]

[1] Predominantly represents loans repurchased from Government National Mortgage Association (GNMA) pools, which are insured by U.S. government agencies
[2] Includes purchased credit-impaired loans acquired as part of the WaMu transaction
[3] See note 1 on slide 18

4

JPMorgan Chase & Co.

FINANCIAL RESULTS

Retail Financial Services

$ in millions	1Q10	$ O/(U) 4Q09	$ O/(U) 1Q09
Retail Financial Services			
Net income	($131)	$268	($605)
ROE[1,2]	(2)%	(6)%	8%
EOP Equity ($B)[1]	$28	$25	$25
Retail Banking			
Net Interest Income	2,635	(81)	21
Noninterest Revenue	1,702	(102)	(16)
Total Revenue	$4,337	($183)	$5
Credit Costs	191	(57)	(134)
Expense	2,577	3	(3)
Net Income	$898	($129)	$35
Mortgage Banking & Other Consumer Lending			
Net Interest Income	893	91	85
Noninterest Revenue	1,018	217	(903)
Total Revenue	$1,911	$308	($818)
Credit Costs	217	(25)	(188)
Expense	1,246	83	109
Net Income	$257	($9)	($473)
RFS Net Income Excl. Real Estate Portfolios	$1,155	($138)	($438)
ROE[1,3]	26%	34%	42%
Real Estate Portfolios			
Net Interest Income	1,496	(56)	(320)
Noninterest Revenue	32	38	74
Total Revenue	$1,528	($18)	($246)
Credit Costs	3,325	(414)	178
Expense	419	(146)	(35)
Net Income	($1,286)	$406	($167)

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity; average equity for 1Q10, 4Q09 and 1Q09 was $28B, $25B and $25B, respectively
[3] Calculated based on average equity; average equity for 1Q10, 4Q09 and 1Q09 was $18.3B, $15.2B and $15.2B, respectively

- Retail Financial Services net loss of $131mm compared with net income of $474mm in the prior year
- Retail Banking net income of $898mm up 4% YoY:
  - Total revenue of $4.3B flat YoY as the benefit from a shift to wider-spread deposit products and an increase in debit card income were offset by declining deposit-related fees and time deposit balances
  - Credit costs of $191mm down 41% YoY
  - Expense flat YoY driven by efficiencies from the WaMu integration offset by increases in sales force and new branch builds
- Mortgage Banking & Other Consumer Lending net income of $257mm down $473mm YoY:
  - Total revenue of $1.9B, down 30% YoY, reflecting lower MSR risk management results and higher repurchase losses
  - Credit costs of $217mm reflect lower net charge-offs and the absence of an addition to the allowance for loan losses
  - Expense up 10% YoY reflecting higher default-related expense, partially offset by a decrease in mortgage insurance losses
- Real Estate Portfolios net loss of $1.3B compared with a net loss of $1.1B in the prior year:
  - Credit costs of $3.3B reflect higher net charge-offs and an addition of $1.2B to the allowance for loan losses for purchased credit-impaired loans
  - Expense down 8% YoY reflecting lower foreclosed asset expense

FINANCIAL RESULTS
5
JPMorgan Chase & Co.

Home Lending update

Key statistics[1]

	1Q10	4Q09	1Q09
EOP owned portfolio ($B)			
Home Equity	$97.7	$101.4	$111.7
Prime Mortgage[2,3]	60.5	59.4	65.4
Subprime Mortgage[3]	13.2	12.5	14.6
Net charge-offs ($mm)			
Home Equity	$1,126	$1,177	$1,098
Prime Mortgage[4]	459	568	312
Subprime Mortgage	457	452	364
Net charge-off rate			
Home Equity	4.59%	4.52%	3.93%
Prime Mortgage	3.10%	3.81%	1.95%
Subprime Mortgage	13.43%	14.01%	9.91%
Nonperforming loans ($mm)			
Home Equity	$1,427	$1,665	$1,591
Prime Mortgage[4]	4,527	4,309	2,691
Subprime Mortgage	3,331	3,248	2,545

[1] Excludes 1Q10 EOP home equity, prime mortgage and subprime mortgage purchased credit-impaired loans of $26.0B, $19.2B and $5.8B, respectively, acquired as part of the WaMu transaction
[2] Ending balances include all noncredit-impaired prime mortgage balances held by Retail Financial Services, including $12.2B of loans repurchased from GNMA pools that are insured by U.S. government agencies. These loans are included in Mortgage Banking & Other Consumer Lending
[3] 1Q10 increase due to the consolidation of loans in accordance with new accounting guidance. See note 1 on slide 18
[4] Net charge-offs and nonperforming loans exclude loans repurchased from GNMA pools that are insured by U.S. government agencies

Overall commentary

- Delinquency trends showing continued stability, with some initial signs of improvement across products
- Prime and subprime mortgage delinquencies impacted by foreclosure moratorium, extended REO timelines and trial modifications

Prior outlook[1]

- Home Equity – quarterly losses could reach $1.4B over the next several quarters
- Prime Mortgage – quarterly losses could reach $600mm over the next several quarters
- Subprime Mortgage – quarterly losses could reach $500mm over the next several quarters

Purchased credit-impaired loans

- Total purchased credit-impaired portfolio divided into separate pools for impairment analysis
- Increase in the allowance for loan losses of $0.6B related to the Option ARM pool and $0.7B related to the Prime Mortgage pool

FINANCIAL RESULTS
6
JPMorgan Chase & Co.

Card Services (Managed)[1]

$ in millions			
		$ O/(U)	
	1Q10	4Q09	1Q09
Revenue	$4,447	($701)	($682)
Credit Costs	3,512	(727)	(1,141)
Expense	1,402	6	56
Net Income	($303)	$3	$244
Key Statistics Incl. WaMu ($B)[2]			
ROO (pretax)	(1.22)%	(1.18)%	(1.92)%
ROE[3]	(8)%	(8)%	(15)%
EOP Equity	$15.0	$15.0	$15.0
Key Statistics Excl. WaMu ($B)[2]			
Avg Outstandings	$137.2	$142.8	$155.8
EOP Outstandings	$132.1	$143.8	$150.2
Sales Volume	$66.9	$75.7	$62.5
New Accts Opened (mm)	2.5	3.2	2.2
Managed Margin	8.86%	9.40%	8.75%
Net Charge-Off Rate	10.54%	8.64%	6.86%
30+ Day Delinquency Rate	4.99%	5.52%	5.34%

[1] See note 1 on slide 18
[2] Actual numbers for all periods, not over/under
[3] Calculated based on average equity; 1Q10, 4Q09 and 1Q09 average equity was $15B

- Net loss of $303mm compared with a net loss of $547mm in 1Q09
- Credit costs of $3.5B include a reduction of $1.0B to the allowance for loan losses, reflecting lower estimated losses, partially offset by continued high levels of charge-offs
  - Net charge-off rate (excluding the WaMu portfolio) of 10.54% in 1Q10 vs. 6.86% in 1Q09 and 8.64% in 4Q09
- End-of-period outstandings (excluding the WaMu portfolio) of $132.1B down 12% YoY and 8% QoQ
- Sales volume (excluding the WaMu portfolio) up 7% YoY and down 12% QoQ
- Revenue of $4.4B down 13% YoY and 14% QoQ
- Managed margin (excluding the WaMu portfolio) of 8.86% up from 8.75% in 1Q09 and down from 9.40% in 4Q09

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Commercial Banking[1]

$ in millions		$ O/(U)	
	1Q10	4Q09	1Q09
Revenue	$1,416	$10	$14
Middle Market Banking	746	(14)	(6)
Commercial Term Lending	229	38	1
Mid-Corporate Banking	263	(14)	21
Real Estate Banking	100	-	(20)
Other	78	-	18
Credit Costs	214	(280)	(79)
Expense	539	(4)	(14)
Net Income	$390	$166	$52
Key Statistics ($B)[2]			
Avg Loans & Leases	$96.6	$100.2	$113.9
EOP Loans & Leases	$95.7	$97.4	$111.2
Avg Liability Balances[3]	$133.1	$122.5	$115.0
Allowance for Loan Losses	$3.0	$3.0	$2.9
NPLs	$3.0	$2.8	$1.5
Net Charge-Off Rate[4]	0.96%	1.92%	0.48%
ALL / Loans[4]	3.15%	3.12%	2.65%
ROE[5]	20%	11%	17%
Overhead Ratio	38%	39%	39%
EOP Equity	$8.0	$8.0	$8.0

[1] See note 1 on slide 18
[2] Actual numbers for all periods, not over/under
[3] Includes deposits and deposits swept to on-balance sheet liabilities
[4] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[5] Calculated based on average equity; 1Q10, 4Q09 and 1Q09 average equity was $8B
[6] See note 5 on slide 18

- Net income of $390mm up 15% YoY
- Average loan balances down 15% YoY and 4% QoQ due to reduced client demand, while average liability balances up 16% YoY
- Revenue of $1.4B, up 1%, YoY
- Credit costs of $214mm, down 27% YoY
  - Higher net charge-offs due to continued weakness in commercial real estate
- Expense down 3% YoY due to lower headcount-related expense[6], volume-related expense and FDIC insurance premiums, largely offset by higher performance-based compensation; overhead ratio of 38%

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Treasury & Securities Services

$ in millions			
		$ O/(U)	
	1Q10	4Q09	1Q09
Revenue	$1,756	($79)	($65)
Worldwide Securities Services	874	(43)	(16)
Treasury Services	882	(36)	(49)
Expense	1,325	(66)	6
Net Income	$279	$42	($29)
Key Statistics[1]			
Avg Liability Balances ($B)[2]	$247.9	$250.7	$276.5
Assets under Custody ($T)	$15.3	$14.9	$13.5
Pretax Margin	25%	20%	26%
ROE[3]	17%	19%	25%
TSS Firmwide Revenue	$2,450	$2,537	$2,529
TS Firmwide Revenue	$1,576	$1,620	$1,639
TSS Firmwide Avg Liab Bal ($B)[2]	$381.0	$373.2	$391.5
EOP Equity ($B)	$6.5	$5.0	$5.0

[1] Actual numbers for all periods, not over/under
[2] Includes deposits and deposits swept to on-balance sheet liabilities
[3] Calculated based on average equity; 1Q10, 4Q09, and 1Q09 average equity was $6.5B, $5.0B, and $5.0B respectively

- Net income of $279mm down 9% YoY and up 18% QoQ
  - Pretax margin of 25%
- Liability balances down 10% YoY
- Assets under custody up 13% YoY
- Revenue of $1.8B down 4% YoY primarily driven by:
  - WSS revenue of $874mm down 2% YoY due to lower spreads in securities lending, lower liability balances, and the impact of lower volatility on foreign exchange, partially offset by the effects of higher market levels and net inflows on assets under custody
  - TS revenue of $882mm down 5% YoY, reflecting lower deposit spreads, partially offset by higher trade loan and card product volumes

FINANCIAL RESULTS

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JPMorgan Chase & Co.

Asset Management

$ in millions		$ O/(U)	
	1Q10	4Q09	1Q09
Revenue	$2,131	($64)	$428
Private Bank	698	(25)	115
Institutional	566	(18)	106
Retail	415	(30)	162
Private Wealth Management	343	12	31
JPMorgan Securities	109	(3)	14
Credit Costs	35	(23)	2
Expense	1,442	(28)	144
Net Income	$392	($32)	$168
Key Statistics ($B)[1]			
Assets under Management	$1,219	$1,249	$1,115
Assets under Supervision	$1,707	$1,701	$1,464
Average Loans	$36.6	$36.1	$34.6
EOP Loans	$37.1	$37.8	$33.9
Average Deposits	$80.7	$77.4	$81.7
Pretax Margin	31%	30%	22%
ROE[2]	24%	24%	13%
EOP Equity	$6.5	$7.0	$7.0

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity; 1Q10, 4Q09 and 1Q09 average equity was $6.5B, $7.0B and $7.0B, respectively
[3] See note 5 on page 18

- Net income of $392mm up 75% YoY
  - Pretax margin of 31%
- Revenue of $2.1B up 25% YoY due to the effect of higher market levels, higher placement fees, net inflows to products with higher margins and higher performance fees
- Assets under management of $1.2T up 9% YoY due to the effect of higher market levels partially offset by net outflows, principally in liquidity products
  - Net AUM outflows of $40B for the quarter; outflows of $27B for the 12 months ended March 31, 2010
- Good global investment performance:
  - 77% of mutual fund AUM ranked in the first or second quartiles over past five years; 67% over past three years; 55% over one year
- Expense up 11% YoY due to higher performance-based compensation and higher headcount-related expense[3]

FINANCIAL RESULTS

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JPMorgan Chase & Co.

Corporate/Private Equity Net Income ($ in millions) Private Equity $ O/(U) Private Equity gains of $136mm 1Q10 4Q09 1Q09 Private Equity portfolio of $7.3B (6.3% of Private Equity $55 ($86) $335 shareholders’ equity less goodwill) Corporate 173 (883) 155 Corporate Net Income $228 ($969) $490 Investment portfolio benefit of $1.0B in noninterest revenue due to trading and securities gains Benefit of higher investment portfolio net interest income Noninterest expense reflects an increase of $2.3B for litigation reserves, including those for mortgage-related matters R E S U L T S F I N A N C I A L 11

Capital Management $ in billions 1Q10 4Q09 1Q09 Tier 1 Capital1 $131 $133 $112 Tier 1 Common Capital1,2 $104 $105 $88 Risk-Weighted Assets1 $1,147 $1,198 $1,207 Total Assets $2,136 $2,032 $2,079 Tier 1 Capital Ratio1 11.5% 11.1% 9.3% Tier 1 Common Ratio1,2 9.1% 8.8% 7.3% Firm adopted new accounting consolidation guidance for variable interest entities on January 1, 2010, which decreased stockholder’s equity by $4.5B and decreased Tier 1 capital ratio by 34 bps Firmwide total credit reserves of $39.1B; loan loss coverage ratio of 5.64%3 R E S U L T S 1 Estimated for 1Q10 2 See note 3 on slide 18 3 See note 2 on slide 18 F I N A N C I A L Note: Tier 1 Capital for 1Q09 does not include the $25B of TARP preferred capital. Firm-wide Level 3 assets are expected to be 6% of total firm assets at March 31, 2010 12

Outlook

Retail Financial Services

- NSF/OD policy changes currently estimated to reduce annualized after-tax income by $500mm +/-
- Prior loss guidance
  - Quarterly losses could reach:
    - $1.4B for Home Equity
    - $600mm for Prime Mortgage
    - $500mm for Subprime Mortgage
  - If current trends continue losses may not reach these levels

Card Services

- Chase losses of approximately 9.5% +/- in 2Q10 with likely some improvement in 2H10
  - WaMu losses will remain 20% +/- over the next several quarters
- Anticipate net income reduction from legislative changes of $500-$750mm
- Expect improving net loss in 2Q10 vs. 1Q10 excluding reserve actions: 2H10 dependent on the environment and reserve actions

Corporate/Private Equity

- Corporate quarterly net income expected to decline to approximately $300mm, subject to the size and duration of the investment securities portfolio

Firmwide

- Impact of UK bonus tax expected in 2Q10

Potential effects of regulatory reform

FINANCIAL RESULTS
13
JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S Agenda Appendix 14 14 Page

Consumer credit—delinquency trends Excluding purchased credit-impaired loans Home Equity delinquency trend ($mm) Prime Mortgage delinquency trend ($mm) $4,000 30+ day delinquencies 30-150 day delinquencies $6,500 30+ day delinquencies 30-150 day delinquencies 150+ day delinquencies 150+ day delinquencies $5,200 $3,000 $3,900 $2,000 $2,600 $1,000 $1,300 $0 $0 Mar-08 Jun-08 Sep-08 Jan-09 Apr-09 Aug-09 Nov-09 Mar-10 Mar-08 Jun-08 Sep-08 Jan-09 Apr-09 Aug-09 Nov-09 Mar-10 Subprime Mortgage delinquency trend ($mm) Card Services delinquency trend1,2 — Excl. WaMu ($mm) $5,000 30+ day delinquencies 30-150 day delinquencies $8,500 30+ day delinquencies 30-89 day delinquencies 150+ day delinquencies $4,000 $7,500 $6,500 $3,000 $5,500 $2,000 $4,500 $1,000 $3,500 $0 $2,500 Mar-08 Jun-08 Sep-08 Jan-09 Apr-09 Aug-09 Nov-09 Mar-10 Mar-08 Jun-08 Sep-08 Jan-09 Apr-09 Aug-09 Nov-09 Mar-10 Note: Delinquencies prior to September 2008 are heritage Chase. Prime Mortgage excludes held-for-sale, Asset Management and Government Insured Loans 1 On a managed basis. See note 1 on slide 18 A P P E N D I X 2 “Payment holiday” in 2Q09 impacted 30+ day and 30-89 day delinquency trends in 3Q09 15

LLR increased due to accounting rule change, coverage ratio remains strong $ in millions Loan Loss Reserve/Total Loans1 Loan Loss Reserve Loan Loss Reserve/NPLs1 6.00% 500% Nonperforming Loans 5.00% 38,186 400% 30,633 31,602 4.00% 29,072 300% 27,381 3.00% 200% 23,164 19,052 2.00% 13,246 100% 11,746 14,785 17,767 17,564 17,050 8,953 11,401 4,401 5,273 6,933 1.00% 0% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Peer comparison 38.2B of loan loss reserves in 1Q10, up $1Q10 4Q09 ~$26.4B from $11.7B two years ago; loan JPM1 JPM1 Peer Avg.2 loss coverage ratio of 5.64%1 Consumer LLR/Total Loans 7.05% 6.63% 5.06% $7.5B (pretax) addition in allowance for LLR/NPLs 272% 215% 135% loan losses related to the consolidation of Wholesale credit card receivables in 1Q103 LLR/Total Loans 2.83% 3.57% 3.27% LLR/NPLs 101% 109% 62% Strong coverage ratios compared to peers Firmwide LLR/Total Loans 5.64% 5.51% 4.44% LLR/NPLs 212% 174% 103% 1 See note 2 on slide 18 A P P E N D I X 2 Peer average reflects equivalent metrics for key competitors. Peers are defined as C, BAC and WFC 16 3 See note 1 on slide 18

IB League Tables

League table results

	1Q10		2009	
	Rank	Share	Rank	Share
Based on fees:				
Global IB fees[1]	**#1**	**7.8%**	**#1**	**9.1%**
Based on volumes:				
Global Debt, Equity & Equity-related	**#1**	**7.4%**	**#1**	**8.8%**
US Debt, Equity & Equity-related	#2	11.7%	#1	14.8%
Global Equity & Equity-related[2]	**#1**	**8.5%**	**#1**	**11.6%**
US Equity & Equity-related[2]	#1	20.0%	#2	15.6%
Global Long-term Debt[3]	**#3**	**7.2%**	**#1**	**8.4%**
US Long-term Debt[3]	#2	11.1%	#1	14.1%
Global M&A Announced[4]	**#5**	**18.2%**	**#3**	**24.5%**
US M&A Announced[4,5]	#3	29.3%	#2	36.5%
Global Loan Syndications	**#1**	**8.5%**	**#1**	**8.2%**
US Loan Syndications	#1	21.0%	#1	21.8%

Source: Dealogic

[1] Global IB fees excludes money market, short term debt and shelf deals

[2] Equity & Equity-related includes rights offerings and Chinese A-Shares

[3] Long-term Debt tables include investment grade, high yield, ABS, MBS, covered bonds, supranational, sovereign and agency issuance; exclude money market, short term debt and U.S. municipal securities

[4] Global announced M&A is based upon value at announcement; all other rankings are based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. M&A 1Q10 and 2009 reflects the removal of any withdrawn transactions

[5] US M&A represents any US involvement ranking

Note: Rankings for 3/31/2010 run as of 04/01/2010; 2009 represents Full Year

- Ranked #1 in Global Fees for 1Q10, with 7.8% market share
- Ranked #1 for 1Q10 in:
  - Global Debt, Equity & Equity-related
  - Global Equity & Equity-related
  - Global Loan Syndications
- Ranked #5 for 1Q10 in Global M&A Announced and #3 in US M&A Announced

APPENDIX

17

JPMORGAN CHASE & CO.

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management analyzes the Firm’s results and the results of the lines of business on a managed basis, which is a non-GAAP financial measure. For 2010 and 2009, the Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue and net interest income for the Firm (and each of the business segments) on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. Effective January 1, 2010, the Firm adopted the new accounting guidance for consolidating VIEs and consolidated the assets and liabilities of its firm-sponsored credit card securitization trusts. The income, expense and credit costs associated with these securitization activities are now recorded in the 2010 Consolidated Statements of Income in the same classifications as for credit card loans that were not securitized. As a result of the consolidation of the securitization trusts, reported and managed basis are equivalent for periods beginning after January 1, 2010. Prior to January 1, 2010, the Firm’s managed basis presentation also included certain reclassification adjustments that assumed credit card loans securitized by Card Services remained on the Consolidated Balance Sheet. JPMorgan Chase used this concept of managed basis prior to January 1, 2010 to evaluate the credit performance and overall financial performance of the entire managed credit card portfolio as operations were funded and decisions were made about allocating resources, such as employees and capital, based on such managed financial information. In addition, the same underwriting standards and ongoing risk monitoring are used for both loans on the Consolidated Balance Sheet and securitized loans. Although securitizations result in the sale of credit card receivables to a trust, JPMorgan Chase retained the ongoing customer relationships, as the customers may continue to use their credit cards; accordingly, the customer’s credit performance affects both the securitized loans and the loans retained on the Consolidated Balance Sheet. JPMorgan Chase believed that this managed basis information was useful to investors, as it enabled them to understand both the credit risks associated with the loans reported on the Consolidated Balance Sheet and the Firm’s retained interests in securitized loans. 2. The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired loans; the allowance for loan losses related to purchased credit-impaired loans; and, loans from the Washington Mutual Master Trust, which were consolidated on the firm’s balance sheet at fair value during the second quarter of 2009. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of purchased credit-impaired loans. The allowance related to the purchased credit-impaired portfolio was $2.8 billion and $1.6 billion at March 31, 2010 and December 31, 2009, respectively 3. Tier 1 Common Capital (“Tier 1 Common”) is defined as Tier 1 capital less elements of capital not in the form of common equity — such as qualifying perpetual preferred stock, qualifying noncontrolling interest in subsidiaries and qualifying trust preferred capital debt secur ities. Tier 1 common capital, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. 4. Tangible Common Equity (“TCE”) is calculated, for all purposes, as common stockholders equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. Return on tangible common equity, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of TCE, and is in management’s view a meaningful measure to assess the Firm’s use of equity. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies. A P P E N D I X 5. Headcount-related expense includes salary and benefits (excluding performance-based incentives), and other noncompensation costs related to employees. 18

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2009, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. A P P E N D I X 19